Exhibit 99.1

Exhibit 99.1

JUNE 2016

INFORMATION RELATED TO THIS COMMUNICATION

No Offer or Solicitation / Additional Information and Where to Find It

This communication is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval with respect to the proposed business combination between Envision Healthcare Holdings, Inc. (“Envision”) and AmSurg Corp.

(“AMSURG”) or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. The proposed business combination between Envision and AMSURG will be submitted to their respective shareholders for consideration. AMSURG will cause its newly formed, wholly owned subsidiary, New Amethyst Corp. (“New Amethyst”), to file with the Securities and Exchange Commission (the “SEC”) a Registration

Statement on Form S-4 that will constitute a prospectus of New Amethyst and a joint proxy statement of Envision and AMSURG. Envision and AMSURG will deliver the joint proxy statement/prospectus to their respective shareholders as required by applicable law. This communication is not a substitute for any prospectus, proxy statement or any other document that may be filed with the SEC in connection with the proposed business combination. Investors and shareholders are urged to read carefully and in their entirety the joint proxy statement/prospectus and any other relevant documents that will be filed with the SEC when they become available because they will contain important information about the proposed business combination and related matters. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about Envision, AMSURG and New Amethyst, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Envision and AMSURG make available free of charge at www.evhc.net and www.amsurg.com, respectively (in the “Investors” section), copies of materials they file with, or furnish to, the SEC.

Participants in The Merger Solicitation

Envision, AMSURG and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Envision and AMSURG in connection with the proposed business combination. Information about the directors and executive officers of Envision is set forth in its proxy statement for its 2016 annual meeting of shareholders filed with the SEC on March 23, 2016. Information about the directors and executive officers of AMSURG is set forth in its proxy statement for its 2016 annual meeting of shareholders filed with the SEC on April 22, 2016 and its Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC on February 25, 2016. These documents can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

FORWARD-LOOKING STATEMENTS AND NON-GAAP FINANCIAL INFORMATION

Forward-Looking Statements

Certain statements and information in this presentation may be deemed to be “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to Envision’s and AMSURG’s objectives, plans and strategies, and all statements (other than statements of historical facts) that address activities, events or developments that Envision and AMSURG intend, expect, project, believe or anticipate will or may occur in the future. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by Envision’s and AMSURG’s management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate. Any forward-looking statements in this presentation are made as of the date hereof, and Envision and AMSURG undertake no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance. Whether actual results will conform to expectations and predictions is subject to known and unknown risks and uncertainties, including: (i) risks and uncertainties discussed in the reports that Envision and AMSURG have filed with the SEC; (ii) general economic, market, or business conditions; (iii) risks associated with the ability to consummate the business combination between Envision and AMSURG and the timing of the closing of the business combination; (iv) the ability to successfully integrate Envision’s and AMSURG’s operations and employees; (v) the ability to realize anticipated benefits and synergies of the business combination; (vi) the potential impact of announcement of the business combination or consummation of the transaction on relationships, including with employees, customers and competitors; and (vii) other circumstances beyond Envision’s and AMSURG’s control. Refer to the section entitled “Risk Factors” in Envision’s and AMSURG’s annual and quarterly reports for a discussion of important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements.

Non-GAAP Financial Information

This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), including Adjusted EBITDA, Unlevered Free Cash Flow and Pro Forma Net Debt. The items excluded from these non-GAAP measures are important in understanding Envision’s and AMSURG’s financial performance, and any non-GAAP measures presented should not be considered in isolation of, or as an alternative to, GAAP financial measures. Since these non-GAAP financial measures are not measures determined in accordance with GAAP, have no standardized meaning prescribed by GAAP and are susceptible to varying calculations, these measures, as presented, may not be comparable to other similarly titled measures of other companies.

Adjusted EBITDA of Envision is defined as net income (loss) before equity in earnings of unconsolidated subsidiary, income tax benefit (expense), loss on early debt extinguishment, other income (expense), net, realized gains (losses) on investments, interest expense, net, equity-based compensation expense, transaction costs related to acquisition activities, restructuring and other charges, adjustment to net loss (income) attributable to non-controlling interest due to deferred taxes, and depreciation and amortization expense. Adjusted EBITDA of AMSURG is defined as earnings before interest expense, net, income taxes, depreciation, amortization, share-based compensation, transaction costs, changes in contingent purchase price consideration, gain or loss on deconsolidations and discontinued operations. Except for purposes of calculating leverage ratios, Adjusted EBITDA does not include pro forma results for completed acquisitions. Unlevered Free Cash Flow for Envision and AMSURG is defined as cash flow from operations less capital expenditures, less distributions to minority interests, plus cash interest expense, plus restructuring/other charges and transaction costs. Pro Forma Net Debt for Envision and AMSURG is defined as long-term debt and capital lease obligations less cash and cash-equivalents. Adjusted Earnings per Share is defined as diluted earnings per share adjusted for amortization expense, equity-based compensation expense, restructuring and other charges, severance and related costs, loss on early debt extinguishment and transaction costs related to acquisition activities, net of estimated tax benefit.

PROPOSED MERGER CREATES A NATIONWIDE HEALTHCARE SERVICES ORGANIZATION

Envision HEALTHCARE

William A. Sanger
Executive Chairman
(current Chairman, President and CEO of Envision)

AMSURG

Christopher A. Holden
President and Chief Executive Officer
(current President and CEO of AMSURG)

Differentiated suite of solutions and national scale…

…advancing partnership with systems, payors and patients…

…driving significant growth across segments…

…creating significant value for all shareholders

$8.5 billion
Combined LTM Net Revenue(1)

$1.1 billion
Combined LTM Adjusted EBITDA(1)(2)

$720 million
Combined LTM Unlevered Free Cash Flow(1)(3)

$100 million
Expected Combined Synergies

Accretive in 2017
Double-digit accretion in 2018(4)

Source: Company filings, investor presentations, management estimates, and FactSet market data.
(1) LTM as of 3/31/2016. Does not include expected synergies from this transaction. Does not include pro forma results for completed acquisitions.
(2) Adjusted EBITDA is defined above under "Non-GAAP Financial Information".
(3) Unlevered Free Cash Flow is defined above under "Non-GAAP Financial Information".
(4) Accretive to the two combined companies' Adjusted Earnings Per Share. Adjusted Earnings Per Share is defined above under "Non-GAAP Financial Information."

Envision HEALTHCARE | AMSURG
4

CREATING SIGNIFICANT VALUE FOR ALL SHAREHOLDERS

Transformational Strategic Combination

Highly differentiated suite of clinical solutions to support health systems, communities and payors Significantly diversified business mix across specialties, customers and geographies Broader continuum of patient care Well positioned for the changing healthcare landscape

Accelerates Growth Across All Business Segments

Highly fragmented $180 billion addressable markets Cross-selling of client base

Expansion opportunities through service offerings to enhance organic growth and M&A

Strong Cash Flow and Deleveraging Profile

Pro Forma Net Debt / Adjusted EBITDA at close of 4.2x(1)

Financially Compelling

Expected to be accretive to Adjusted Earnings per Share(2) in 2017; double-digit accretive in 2018 $100 million of expected combined synergies

POSITIONED FOR LEADERSHIP AND GROWTH

Notes:(1) LTM Total Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA. For purposes of calculating leverage ratios, Adjusted EBITDA for each of Envision and AMSURG includes pre-acquisition Adjusted EBITDA of certain acquired companies. Also includes 50% of expected cost synergies from this transaction. (2) Adjusted Earnings per Share is defined above under “Non-GAAP Financial Information”.

SUMMARY TERMS OF TRANSACTION

Transaction All-stock, tax-free merger of equals transaction at a fixed exchange ratio of 0.334

Structure AMSURG shares per Envision share

Ownership Pro forma ownership split of 53% Envision / 47% AMSURG

$100 million of run-rate synergies expected to be achieved in full over three years

Synergies Approximately $50 million of cost synergies and $50 million of revenue synergies

William A. Sanger to serve as Executive Chairman for one year, then will continue as

Corporate Chairman for an additional two years

Information, Christopher A. Holden to serve as President and CEO

Leadership 14 member board (evenly comprised of current Envision and AMSURG directors)

and Combined company to be named Envision Healthcare Corporation and expected to trade

Governance on the NYSE as “EVHC”

Company headquarters in Greenwood Village, CO and Nashville, TN

Pro Forma Net Debt / Adjusted EBITDA of 4.2x(1)

Financing Committed financing in place to refinance and optimize capital structure

Expected close by year-end 2016

Timing—Shareholder approval required for both companies

Approvals Subject to customary closing conditions including regulatory approvals

Notes:(1) LTM Net Debt to Adjusted EBITDA. For purposes of calculating leverage ratios, Adjusted EBITDA for each of Envision and AMSURG includes pre- acquisition Adjusted EBITDA of certain acquired companies. Also includes 50% of expected cost synergies from this transaction.

REFINANCING TO OPTIMIZE CAPITAL STRUCTURE

New debt used to refinance existing debt and pay transactions fees:

$1,010 million AMSURG credit facilities

$250 million AMSURG 5.625% senior unsecured notes due 2020

$1,273 million Envision term loan B due 2018

Pro Forma capital structure:

$1.0 Billion ABL

No near-term maturities

Allows de-levering through growth

Facilitates continued M&A activities while maintaining manageable leverage

JPMorgan and Barclays providing committed financing

PRO FORMA CAPITALIZATION

Cash $ 0.3 billion

Total Secured Debt $ 3.0 billion

Total Debt $ 5.7 billion

Total Leverage (1) 4.4x

Net Leverage (1) 4.2x

Source: Company filings.

(1) LTM Total Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA. For purposes of calculating leverage ratios, Adjusted EBITDA for each of Envision and AMSURG includes pre-acquisition Adjusted EBITDA of certain acquired companies. Also includes 50% of expected cost synergies from this transaction.

COMBINATION OF TWO BEST-IN-CLASS PLATFORMS

	Envision HEALTHCARE Headquarters: Greenwood Village, Colorado	AMSURG Headquarters: Nashville, Tennessee
LTM Metrics (1)	• Market Capitalization (as of 6/14/16): $5.4 billion • Net Revenue: $5.8 billion • Adj. EBITDA: $627 million • Employees: ~51,000	• Market Capitalization (as of 6/14/16): $4.6 billion • Net Revenue: $2.7 billion • Adj. EBITDA: $519 million • Employees: ~12,400
Highlights	• ***Leading provider of physician-led clinical solutions and medical transportation*** • ***Over 900 EmCare contracts and over 245 AMR "911" contracts***	• ***Leading, physician-centric surgical center and physician services company*** • ***Operates 256 ASCs and provides physician services to over 540 contracts***
Complementary Service Offerings	• **EmCare:** facility-based physician services including emergency, hospitalist, anesthesia and surgery • **AMR:** medical transportation including "911" emergency response and non-emergency transport services for communities, healthcare facilities and payors • **Evolution Health:** specializes in physician-led, population management services in the post-acute, home, and mobile environment	• **Sheridan:** facility-based physician services including anesthesiology, radiology, neonatology and emergency • **Ambulatory Surgery Centers (ASCs):** operator of surgical facilities primarily providing high volume, lower-risk surgical procedures across multiple specialties, including gastroenterology, ophthalmology and orthopedics
Revenues by Business Unit(1)		

Other 4%
Surgery 1%
Radiology 1%
Anesthesia 4%
Evolution 6%
ED/ Hospitalist 50%
Medical Transport 34%

Children's Svcs. 3%
Emergency 4%
Other 2%
Radiology 4%
ASC 46%
Anesthesia 39%

Envision HEALTHCARE | AMSURG

Source: Company filings as of 5/31/2016.
Note: (1) LTM as of 3/31/2016. Does not include expected synergies from this transaction. Does not include pro forma results for completed acquisitions. Adjusted EBITDA is defined above under "Non-GAAP Financial Information".

8

TRANSFORMATIONAL STRATEGIC COMBINATION

Pursuit of…

Greater Scale and Scope

Enhanced continuum of services and national footprint provides better options to partners

Performance Excellence

Specialization creates capabilities and infrastructure to support continued growth

Local Relevance

Creates value by delivering to systems, payors and patients integrated care across the patient continuum

MORE THAN 28.6 MM PATIENT ENCOUNTERS ACROSS BRANDS

18.0 mm Patient 5.3 mm Patient

Encounters Encounters

3.6 mm 1.7 mm

Transports Procedures

SHARED VISION: TO BE THE MOST TRUSTED STRATEGIC PARTNER FOR PROVIDERS, HEALTH SYSTEMS, COMMUNITIES AND PAYORS IN THE COMMON PURSUIT OF DELIVERING

THE HIGHEST QUALITY OF CARE FOR THE PATIENTS WE SERVE

CHANGING HEALTHCARE LANDSCAPE

TODAY’S MARKETPLACE MARKETPLACE OF THE FUTURE

Comprehensive Provider Groups Partnering

Traditional Group Practices With Health Systems to Build Solutions

Limited Quality Management Scaled Businesses with Data-Driven

Infrastructure Quality & Proven Outcomes

Fragmented Single-Specialty Differentiated & Trusted

Focus Multi-Specialty Provider

Fee-for-Service Value-Based Care Models Providing Improved

Outcomes, Efficiency & Experiences

ESTABLISHED LEADER IN NEW HEALTHCARE MARKETPLACE

DIFFERENTIATED SUITE OF CLINICAL NETWORK SOLUTIONS

TRUSTED SOLUTIONS

1

ED /

Hospitalist

Anesthes-

iology

Children’s

Services

Radiology

Surgery

Center

Post-

Acute

Medical

Transport

LTM BUSINESS MIX(1)

$8.5bn

Trans-

port

$2.0bn

Other

$1.0bn

ASC

$1.3bn

$4.5bn

Anest. Other

$1.3bn Anest. $3.1bn

Other

Maternal

ED and Neonatal

ED and Hosp.

Hosp. $3.8bn $1.3bn $1.0bn $1.0bn

$3.0bn

Anest.

$1.1bn ASC ASC

Source: Company filings and management estimates as of 5/31/2016.

Notes: (1) Actual LTM as of 3/31/16 business mix unless otherwise noted; TeamHealth based on Q1 2016 business mix applied to LTM revenue, pro forma for IPC acquisition; Mednax based on FY 2015 business mix applied to LTM revenue.

GROWTH CATALYST

$180 BILLION HIGHLY FRAGMENTED ADDRESSABLE MARKETS

Total Annual Expenditures

Emergency Radiology /

Department & Anesthesiology Children’s Ambulatory Post Medical

Tele-radiology

Hospitalist Services Services Surgery Services Acute Transportation

Services Services

$41bn $20bn $18bn $6bn $13bn $64bn $18bn

6%

8%

99%

7% 10%

3%

86%

14%

86% 95% 1% 90%

20% 82%

79%

ED / Hospitalist Anesthesiology Radiology Children’s Services ASC Post Acute Medical Transport

National Providers Other

Source: Public filings, Wall Street Research and company management presentations.

NATIONAL PRESENCE

>2,300 48 780

Locations and Contracts(1) States Hospitals

Locations

AMSURG

EVHC

Market Presence (MSA)

AMSURG

EVHC

Combined Presence

ENHANCED FOOTPRINT ALIGNS WITH PARTNERS

TO BUILD HIGH PERFORMING CLINICAL NETWORKS

Notes: (1) Location and contract count based on combined ASC locations, hospital department contracts by specialty, and county-level contracts for medical transportation services.

SIGNIFICANT GREENFIELD AND CROSS-SELL OPPORTUNITIES

Greenfield opportunity in ~2,300 hospitals…

TOTAL MARKET OPPORTUNITY

There are ~5,200 hospitals in the US

2,137

780

2,297

3,077 Target Hospitals

Expansion Opportunities (75%)

Current Hospitals Served (25%)

…significant cross-sell opportunities across continuum

EMERGENCY MEDICINE OPPORTUNITY

Sheridan has ~200 hospital contracts

58

6

Only 32% have Sheridan/EmCare

40

emergency presence

Emergency medicine cross-sell

46

28

opportunity at more than 130

16

hospitals

ANESTHESIA OPPORTUNITY

19

238

EmCare has ~625 hospital contracts

96

Only 17% have Sheridan/EmCare

anesthesia presence

74

Anesthesia cross-sell opportunity

35

162

at more than 500 hospitals

Sheridan

National Players

Local

EmCare

Other

Hospital managed

CAPITALIZE ON SIGNIFICANT FIRST MOVER ADVANTAGE

LEADERS WITH TRACK RECORD OF SUCCESS

Bill Sanger Chris Holden

Exec Chairman of New Envision President & CEO of New Envision

15 years with Envision 8 years with AMSURG

Claire Gulmi Randy Owen Robert Coward

Chief Financial Officer President of President of

Ambulatory Services Physician Services

COMMITMENT TO EXECUTION Track Record of Successful M&A

Since 2010, Envision and AMSURG have successfully deployed approximately $6 billion for acquisitions

Demonstrated track record of synergy realization

Differentiated organic growth strategy Delivering Financial Results

Each management team has delivered long-term growth in revenues and earnings

Standalone 3 year net revenue CAGRs of > 20%

Standalone 3 year Adjusted EBITDA CAGRs of > 15%

TARGETED INTEGRATION PLAN Continuity of Management

Proven execution in transformational combinations

Strongest combination of talent and practices

Near-Term Focus Areas

Corporate overhead

Alignment of emergency and anesthesia

Focus on Creating a Strong Culture

Combination of two provider-centric organizations

Shared values of building a patient-focused company

ADDING VALUE FOR KEY STAKEHOLDERS

Trusted, Performance Helping Providers

Driven, Strategic Improve, Adapt and

Partner Grow

Improved

Accelerated Quality,

Growth Outcomes and

Efficiency

Highly Engaged National Footprint for

Workforce Innovative, Value-

Based Solutions

&